UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 18, 2002

                            CAPITAL BANK CORPORATION

             (Exact name of registrant as specified in its charter)


      North Carolina                 333-65853              56-2101930
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
of incorporation)                                         Identification Number)


                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

On January 18, 2002, Capital Bank Corporation (the "Company") completed the acquisition of First Community Financial Corporation, a North Carolina savings bank ("First Community"), pursuant to a Merger Agreement between the Company and First Community, dated October 4, 2001 (the "Merger Agreement").

Pursuant to the Merger Agreement, at the effective time of the merger each outstanding share of First Community common stock was automatically cancelled and, for each such share cancelled, the holder is entitled to elect to receive one of the following: (1) 1.30275 shares of the Company's common stock plus $16.20 in cash, (2) 2.6055 shares of the Company's common stock, or (3) $32.40 in cash, each subject to adjustment in certain events.

As more fully described in the Joint Proxy Statement/Prospectus which was included in the Company's Registration Statement on Form S-4 (File No. 333-73268), initially filed with the Securities and Exchange Commission on November 14, 2001, and declared effective on December 7, 2001 (the "Registration Statement"), the right of First Community shareholders to elect all stock or all cash consideration for their shares is limited in that the aggregate number of shares of the Company's common stock to be issued in the merger is fixed at 1,904,442 shares and the aggregate cash amount to be paid in the merger is fixed at $23,682,181, which fixed amounts of stock and cash have been adjusted since the date of the Joint Proxy Statement/Prospectus to reflect the number of shares of First Community common stock outstanding as of January 18, 2002.

It is expected that First Community shareholders electing to receive the mixed consideration described above will receive the full amount of that consideration. In the event that the holders' elections received by the Company exceed the aggregate common stock or cash limits described above, the consideration will be allocated among the holders as described in the Registration Statement.

Additional information regarding these transactions is provided in the Registration Statement.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The consolidated statements of financial condition of First Community at December 31, 2000 and 1999, and the consolidated statements of operations of First Community for the years ended December 31, 2000, 1999, and 1998, and the notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in the Registration Statement.

In addition, the consolidated statements of financial condition of First Community at September 30, 2001, and the consolidated statements of operations for the nine months ended September 30, 2001 (unaudited), and the nine months ended September 30, 2000 (unaudited), and the notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Exchange Act, in the Registration Statement.

(b) PRO FORMA FINANCIAL INFORMATION.

The pro forma condensed combined statement of financial position of First Community and the Company as of September 30, 2001 (unaudited), and the pro forma condensed combined statements of operations for the year ended December 31, 2000 (unaudited) and the notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Exchange Act, in the Registration Statement.

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(c) EXHIBITS.

     Exhibit No.       Description of Exhibit
     -----------       ----------------------

     2.1(1) Merger Agreement between the Company and First Community dated October 4, 2001.

     ----------------
     (1) Appendix A to the Registration Statement incorporated herein by reference.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January __, 2002

                                      CAPITAL BANK CORPORATION


                                      By:  /s/ James A. Beck
                                           -------------------------------------
                                           James A. Beck
                                           President and Chief Executive Officer





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                                  EXHIBIT INDEX


 Exhibit No.        Description of Exhibit
 -----------        ----------------------

 2.1(1) Merger Agreement between the Company and First Community dated October 4, 2001.


 ----------------
 (1) Appendix A to the Registration Statement incorporated herein by reference.





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